                                                           Exhibit 10.67


                                   SECOND AMENDMENT


          SECOND AMENDMENT, dated as of December 10, 1997 (this "Second Amendment"), to the Credit Agreement, dated as of June 6, 1997 (as amended by the First Amendment, dated as of November 5, 1997 and as modified by the Waiver, dated as of December 4, 1997, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MADISON SQUARE GARDEN, L.P., a Delaware limited partnership (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), TORONTO DOMINION (NEW YORK), INC., as documentation agent for the Lenders thereunder and THE BANK OF NOVA SCOTIA, as syndication agent for the Lenders thereunder.


                                W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

          WHEREAS, the Borrower has requested that the Lenders amend, and the Lenders have agreed to amend, certain of the provisions of the Credit Agreement, upon the terms and subject to the conditions set forth below;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. (a) General. As used herein, terms defined in this Second Amendment or in the Credit Agreement are used herein as so defined.

          (b) Amendments to Definitions. (i) The definition of the term "Revolving Credit Commitment" in subsection 1.1 of the Credit Agreement is hereby amended by deleting the last sentence thereof in the sixth and seventh lines and substituting in lieu thereof the sentence "The aggregate amount of the Revolving Commitment on the Second Amendment Effective Date shall be $500,000,000."

            (ii)    The definition of the term "Change of Control" in subsection
1.1 of the Credit Agreement is hereby amended by (i) inserting after the text "equity voting rights" in the second line the following text:

          "(it being understood that (x) with respect to any intermediary partnership or limited liability company, the Person holding an interest in such intermediary shall be deemed to own a percentage of such intermediary's equity voting rights equal to the percentage of the aggregate interests of all managing general partners (or, if there be no managing general partner, of all general partners) or managing members (or, if there be no managing member, of all members), as the case may be, in such intermediary which is owned by such Person, and (y) if Rainbow or any intermediary Person owns more than 50% of the equity voting interests in, or otherwise controls, any intermediary, for purposes of this clause (a) Rainbow or such intermediary Person shall be deemed to own all equity voting interests owned by such intermediary)";

and (ii) deleting the number "60%" in the second line and substituting in lieu thereof the number "50.1%".

           (iii) The definition of the term "Consolidated Indebtedness" is subsection 1.1 of the Credit Agreement is hereby amended by inserting after the text "broadcast personalities" in the eighth line the text "or in respect of other broadcast rights agreements."

            (iv)    The definition of the term "Consolidated EBIT" in subsection
1.1 of the Credit Agreement is hereby amended by deleting the text commencing immediately after the word "Transaction" in the fifth line until (but excluding) the period at the end thereof.

          (c) Replacement of Definitions. The definitions of the following terms in subsection 1.1 of the Credit Agreement shall be deleted in their respective entireties and replaced with the following respective definitions:

                    "'Applicable Margin' shall, at any time, be determined pursuant to the Pricing Grid."

                    "'Asset Sale' shall mean the sale, transfer or other disposition by the Borrower or any Subsidiary to any Person other than the Borrower or any Subsidiary of any asset of the Borrower or such Subsidiary including any Signage Sale and the sales or dispositions contemplated by subsections 7.5(l) and 7.5(s) but excluding sales, transfers or other dispositions of obsolete or excess equipment."

                    "'Cash Proceeds' shall mean, with respect to any Asset Sale, the aggregate cash payments (including any cash received by way of deferred payment pursuant to a note receivable issued in connection with such Asset Sale, other than the portion of such deferred payment constituting interest, but only as and when so received) received by the Borrower and/or any Subsidiary from such Asset Sale."

                    "'Consolidated Interest Expense' shall mean, for any period, total interest expense (including that attributable to Capital Leases in accordance with GAAP) of the Borrower and its Subsidiaries determined on a consolidated basis with respect to all outstanding Indebtedness of the Borrower and its Subsidiaries, including all commissions, discounts and other fees and charges owed with respect to letters of credit and bankers' acceptance financing but excluding, however, (i) any amortization of deferred financing costs or costs in respect of interest rate swaps and (ii) interest expense attributable to any of the items (i) through (iii) in the proviso to the definition of "Consolidated Indebtedness", all as determined in accordance with GAAP; provided, however, that if in any period 'Consolidated Interest Expense' would otherwise include any interest expense on the portion of the Term Loans prepaid on the Second Amendment Effective Date other than with the proceeds of borrowings hereunder, such interest expense shall be excluded from "Consolidated Interest Expense"."

                    "'Excess Cash Flow' shall mean for any fiscal quarter of the Borrower, the excess, if any, of (a) Consolidated EBITDA for such fiscal quarter over (b)(i) Consolidated Fixed Charges (computed, for purposes of this definition, for such fiscal quarter), (ii) plus or minus (without duplication) the cash portion of any extraordinary gains or losses incurred during such fiscal quarter without duplication of mandatory prepayments resulting from any transaction giving rise thereto."

                    "'L/C Commitment' shall mean the obligation to issue Letters of Credit hereunder in an aggregate amount not to exceed $100,000,000."

                    "'Limited Partners' shall mean, collectively, ITT MSG and GHC (or, upon any amendment of the Limited Partnership Agreement, ITT MSG and Regional MSG), as limited partners of the Borrower."

                    "'MSG Mortgage' shall mean the mortgages originally delivered pursuant to subsection 5.1(h)(iv), as such mortgages may be partially released in accordance with the Second Amendment, and shall include any replacements or substitutes for such mortgages."

                    "'Net Cash Proceeds' shall mean, with respect to any Asset Sale, the Cash Proceeds resulting therefrom net of expenses of the sale (including the payment of principal, premium and interest of Indebtedness secured by the assets the subject of the Asset Sale and required to be, and which is, repaid under the terms thereof as a result of such Asset Sale), and incremental taxes paid or payable as a result thereof."

          (d) Deletion of Definitions. The definitions of the following terms in subsection 1.1 of the Credit Agreement shall be deleted in their entirety:
"Excess Cash Flow Application Date", "Fixed Charge Coverage Ratio", "Incur", "Interest Rate Protection Agreement" and "Recovery Event".

          (e) Addition of Definitions. The definitions of the following terms shall be added to subsection 1.1 of the Credit Agreement, in correct alphabetical order.

                    "'Available Reinvested Asset Sale Amounts' shall mean the Net Cash Proceeds from Asset Sales involving sports franchises or entertainment operations which are received by the Borrower or any of its Subsidiaries in connection therewith.

                    "'Second Amendment' shall mean the Second Amendment, dated as of December 10, 1997, among the parties to this Agreement, as amended, modified or supplemented from time to time."

                    "'Second Amendment Effective Date' shall mean the date of effectiveness of the Second Amendment."

                    "'Material Sale' shall mean any sale or disposition of all or a material portion of the business or assets constituting the New York Knickerbockers Basketball Club, the New York Rangers Hockey Club, the MSG Network or the building constituting Madison Square Garden (including, without limitation the Theater at Madison Square Garden), or any successor to any of the foregoing."

                    "'Regional MSG' mean Regional MSG Holdings, L.L.C., a Delaware limited liability company."

                    "'Reinvestment Termination Date' shall mean, with respect to any Available Reinvested Asset Sale Amounts, the date occurring eighteen months after the event which resulted in the receipt of such Available Reinvested Asset Sale Amounts."

          2. Replacement of Schedule 1.1. Schedule 1.1 to the Credit Agreement is hereby amended by deleting such schedule in its entirety and substituting in lieu thereof the new Schedule 1.1 attached hereto.

          3. Replacement of Annex A. Annex A to the Credit Agreement is hereby amended by deleting such annex in its entirety and substituting in lieu thereof the new Annex A attached hereto.

          4. Amendment to Subsection 2.6(e). Subsection 2.6(e) of the Credit Agreement is hereby amended by deleting from such subsection the text commencing with (and including) the words "and/or (iii)" in the seventh line until (but excluding) the period at the end of such subsection.

          5. Amendment to Subsection 2.7(a). Subsection 2.7(a) of the Credit Agreement is hereby amended by deleting the number "0.375%" in the fourth line and substituting thereof the number "0.25%".

          6. Amendment to Subsection 2.10. Subsection 2.10 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following: "2.10 [INTENTIONALLY LEFT BLANK]."

          7. Amendment to Subsection 2.12. Subsection 2.12 of the Credit Agreement is hereby amended by deleting the word "six" in the eighth line and substituting the word "ten".

          8. Amendment to Subsection 4.7. Subsection 4.7 of the Credit Agreement is hereby amended by inserting immediately at the end of paragraph (a) thereof and prior to the period the following: "(including, without limitation, for the payment of Restricted Payments to the extent and in the amounts permitted by the terms of this Agreement)".

          9. Amendment to Subsection 4.18. Subsection 4.18 of the Credit Agreement is hereby amended by deleting the second sentence thereof in its entirety.

          10. Amendment to Subsection 5.1(h). Clause (iv) of subsection 5.1(h) of the Credit Agreement is hereby amended by deleting the second parenthetical clause therein in its entirety.

          11. Amendment to Subsection 6.9. Subsection 6.9 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following: "6.9 [INTENTIONALLY LEFT BLANK]."

          12. Amendment to Subsection 7.1. Subsection 7.1 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting in lieu thereof the following:

                    "7.1  Financial Condition Covenants.

                    (a) Consolidated Leverage Ratio. Permit the Consolidated Leverage Ratio for any Test Period to exceed 4.25:1.

                    (b) Interest Coverage Ratio. At any time, permit the Interest Coverage Ratio for any Test Period to be less than 2.50:1; provided, however, that in calculating the Interest Coverage Ratio for each of the Test Periods ending December 31, 1997, March 31, 1998, June 30, 1998 and September 30, 1998, Consolidated Interest Expense shall be determined by annualizing the amount of Consolidated Interest Expense since the Second Amendment Effective Date to the end of such Test Period."

          13. Amendment to Subsection 7.2. Subsection 7.2 of the Credit Agreement is hereby amended by (a) deleting the amount "$25,000,000" in paragraph (c) thereof and substituting the amount "$50,000,000" and (b) deleting the amount "$39,000,000" in paragraph (k) thereof and substituting the amount "$100,000,000".

          14. Amendment to Subsection 7.5. Subsection 7.5 of the Credit Agreement is hereby amended by (a) deleting the words "with the proceeds of a cash contribution to the Borrower by Cablevision or Rainbow" in paragraph (c) thereof, (b) deleting the word "and" at the end of paragraph (q) thereof,
(c) deleting the period at the end of paragraph (r) thereof and substituting the text "; and" and (d) adding thereto the following new paragraph (s):

               "(s) any Asset Sale other than a Material Sale; provided, that (i) no Default or Event of Default shall have occurred and be continuing prior to or as a result of such Asset Sale and (ii) the Borrower shall be in pro forma compliance with subsection 7.1 both before and after giving effect to such Asset Sale and if such Asset Sale is for aggregate consideration in excess of $10,000,000, the Borrower shall prior to consummating such Asset Sale provide evidence reasonably satisfactory to the Administrative Agent demonstrating such pro forma compliance."

          15. Amendment to Subsection 7.6. Subsection 7.6 of the Credit Agreement is hereby amended by deleting the amount "$15,000,000" and substituting the amount "$50,000,000".

          16. Amendment to Subsection 7.7. Subsection 7.7 of the Credit Agreement is hereby amended by (a) deleting the word "and" at the end of paragraph (f) thereof, (b) deleting the period at the end of paragraph (g) thereof and substituting a semi-colon and (c) adding thereto the following new paragraphs (h) and (i):

               "(h) the Borrower may from time to time make Restricted Payments to its Partners in an amount up to the Available Restricted Payment Amount (as defined below) at such time, provided, that no Default or Event of Default shall have occurred and be continuing (both before and after giving effect to any such Restricted Payment) and the Borrower shall have delivered to the Administrative Agent an officers' certificate to such effect together with accompanying calculations of Excess Cash Flow for the immediately preceding fiscal quarter. For purposes of this paragraph (h), "Available Restricted Payment Amount" shall mean, at any time of determination during any fiscal quarter (the "Current Quarter"), an amount equal to (A) the Excess Cash Flow (whether positive or negative) for the period of four consecutive fiscal quarters ending on the last day of the fiscal quarter immediately preceding the Current Quarter, as adjusted, in the case of any Current Quarter ending on or prior to December 31, 1998, to give pro forma effect to the repayment of the Term Loans made on the Second Amendment Effective Date, and as adjusted to include in the Available Restricted

          Payment Amount the amount of the "upfront" fees (it being understood that this shall not include any commitment or "ticking" fees) paid to the Lenders in connection with their original commitments under the Credit Agreement, plus (B) the aggregate amount of any payments, investments or contributions already made during the Current Quarter to or in the Borrower by any Partner which is not required to be repaid by any Credit Party and which is not in consideration for the provision of goods or services by any Credit Party and, minus (C) the aggregate amount of Restricted Payments made in the Current Quarter and in the three fiscal quarters immediately preceding the Current Quarter; provided, that to the extent that Restricted Payments made by the Borrower during the Current Quarter pursuant to this paragraph (h) are less than the amount permitted to be made for such Current Quarter (taking into account any increase in the amount permitted during such Current Quarter as a result of this proviso) the amount of such difference may be carried forward to the immediately succeeding Current Quarter and utilized to make Restricted Payments in excess of the amount otherwise permitted for such immediately succeeding Current Quarter pursuant to this clause (h); and

               (i) in addition to the foregoing exceptions to this Section 7.7, the Borrower may make in any fiscal quarter Restricted Payments to its Partners so long as (i) both before and after making any such Restricted Payment, the Consolidated Leverage Ratio shall be less than or equal to 3.00 to 1.00, (ii) the Borrower provides a certificate to the Administrative Agent demonstrating pro forma compliance with subsection 7.1 both before and after making such Restricted Payment and (iii) no Default or Event of Default shall have occurred and be continuing (both before and after giving effect to any such Restricted Payment) and the Borrower shall have delivered to the Administrative Agent an officers' certificate to such effect, together with all other financial information as the Administrative Agent may reasonably request.".

          17. Amendment to Subsection 7.8. Subsection 7.8 of the Credit Agreement is hereby amended by deleting the table at the end of paragraph (a) thereof and substituting the following:

          Fiscal Year Ending                 Amount
          ------------------                 ------

          December 31, 1997                  $30,000,000
          December 31, 1998                  40,000,000
          December 31, 1999                  40,000,000
          December 31, 2000                  30,000,000
          December 31, 2001                  25,000,000
          and each December 31 thereafter

          18. Amendment to Subsection 7.9. Subsection 7.9 of the Credit Agreement is hereby amended by (a) (i) deleting the word "and" in the fourth line of paragraph (d) thereof and substituting a comma and (ii) inserting immediately after the word "coaches" in the fourth line of paragraph (d) thereof the words "and programming talent", (b) deleting the amount "$32,500,000" in paragraph (j) thereof and substituting the amount "$50,000,000", (c) deleting the word "and" at the end of paragraph (q) thereof, (d) deleting the period at the end of paragraph (r) thereof and substituting the text "; and" and
(e) adding thereto the following new paragraph (s):

               "(s) any other investment, capital contribution or purchase; provided that the aggregate purchase price of all investments, capital contributions and purchases effected under this paragraph
          (s) since the Second Amendment Effective Date, after giving effect to such investment, capital contribution or purchase, does not exceed $25,000,000; provided, further, that the foregoing amount shall be increased (i) to up to $50,000,000 to the extent of any equity contributions made to the Borrower to finance any such investment, capital contribution or purchase and (ii) by the Available Reinvested Asset Sale Amounts which are reinvested by the Reinvestment Termination Date to make an investment, capital contribution or purchase (not constituting a Permitted Acquisition) in other sports franchises or entertainment operations, provided, that the increase described in this clause
          (ii) shall not exceed $75,000,000 less any increases in the amount of Permitted Acquisitions made hereunder pursuant to subsection 7.15(a)(ii)."

          19. Amendment to Subsection 7.10. Subsection 7.10 of the Credit Agreement is hereby amended by deleting the word such subsection in its entirety and submitting in lieu thereof the following: "7.10 [INTENTIONALLY LEFT BLANK]."

          20. Amendment to Subsection 7.11. Subsection 7.11 of the Credit Agreement is hereby amended by inserting after the text "the transaction contemplated by subsection 7.5(c)" in the seventeenth line the following:

          "and other payments or contributions of capital (whether in cash or property) to the Borrower by any Partner and any corresponding amendment or change to or modification of Schedule II of the Partnership Agreement".

          21. Amendment to Subsection 7.15. Subsection 7.15 of the Credit Agreement is hereby amended by deleting such subsection in its entirety and substituting the following:

               "7.15  Limitation on Lines of Business.

                    (a) Enter into any business, either directly or through any Subsidiary, except for those businesses in which the Borrower and its Subsidiaries are engaged on the date of this Agreement or which are reasonably related thereto; provided that, so long as no Default or Event of Default shall have occurred and be continuing, the Borrower shall be permitted to acquire sports franchises or other entertainment operations (each, a "Permitted Acquisition") so long as the aggregate consideration (cash or otherwise) payable by the Borrower for all such Permitted Acquisitions shall not exceed $150,000,000; provided, further, that the foregoing amount shall be increased (i) to up to $250,000,000 to the extent of any equity contributions made to the Borrower to finance any such Permitted Acquisition and (ii) by the Available Reinvested Asset Sale Amounts which are reinvested by the Reinvestment Termination Date to finance any such Permitted Acquisition, provided, that the increase described in this clause (ii) shall not exceed $75,000,000 less any increases in the amount of investments, capital contributions or purchases made hereunder pursuant to subsection 7.9(s)(ii)."

                    (b) notwithstanding any other provision of this Agreement to the contrary, so long as the Garden Programming Loan Agreement is in effect and Garden Programming shall not have become party to the Subsidiary Guaranty and the Credit Party Security Agreement, permit Garden Programming to engage in any business, form any Subsidiaries or enter into any agreements or transactions other than the Garden Programming Accommodation Arrangements, the Garden Programming Loan Agreement and the other documents executed in connection therewith and any transactions incidental thereto."

          22. Amendment to Subsection 7.16. Subsection 7.16 of the Credit Agreement is hereby amended by inserting immediately prior to the period at the end thereof with the following:

          ", provided, however, that the foregoing shall not apply to any amendment or change to or modification of Schedule II to the Partnership Agreement."

          23. Amendment to Section 9. Section 9 of the Credit Agreement is hereby amended by adding thereto the following new subsection 9.10:

                    "9.10 Authorization to Release Liens. The Administrative Agent is hereby irrevocably authorized by each of the Lenders to, and shall, release any Lien created or arising pursuant to any Security Document covering any Collateral of the Borrower or any of its Subsidiaries that is the subject of an Asset Sale or any sale of equipment which is permitted by this Agreement or which has been consented to in accordance with subsection 10.1."

          24. Waiver. The Lenders hereby waive any Default or Event of Default which may have occurred prior to the date hereof resulting solely from the failure of the Borrower to purchase interest rate protection pursuant to and as described in subsection 6.9 of the Credit Agreement (prior to giving effect to this Second Amendment).

          25. Effectiveness. The amendments provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following condition precedent:

          (a) The Administrative Agent shall have received counterparts of this Second Amendment, duly executed and delivered by the Borrower and each of the other parties hereto.

          (b) Each Lender which so requests shall have received a new Revolving Credit Note in exchange for its existing Revolving Credit Note, if any, which shall be in the aggregate principal amount of such Lender's Revolving Credit Commitment after giving effect to this Second Amendment.

          (c) The Administrative Agent shall have received from the Borrower a copy of the resolutions of the Borrower, certified by the Secretary of the general partner of the Borrower, authorizing (i) the execution, delivery and performance of this Second Amendment and (ii) the borrowings contemplated hereunder, which certificate shall be in form and substance reasonably satisfactory to the Administrative Agent and shall state that the resolutions thereby certified have not been amended, modified, revoked or rescinded.

          (d) The Administrative Agent shall have received a certificate of the Borrower, dated the date hereof, as to the incumbency and signature of the partners or officers of the Borrower executing this Second Amendment reasonably satisfactory in form and substance to the Administrative Agent.

          (e) The Term Loans of all the Lenders shall have been paid in full, together with all accrued interest, fees and other amounts thereon.

          (f) The Administrative Agent shall have received a certificate from an officer of the General Partner stating that all governmental and third party approvals (including any required approvals from the NBA and NHL and from broadcast regulatory authorities and in respect of broadcast rights to sporting events) required to be obtained in connection with this Second Amendment and the continuing operations of the Borrower and its Subsidiaries shall have been obtained and remain in effect, and all applicable waiting periods shall have expired without any action being taken by any Governmental Authority which prevents, or imposes materially adverse conditions upon, the Credit Agreement as amended by this Second Amendment.

          (g) The Administrative Agent shall have received the executed legal opinions of (i) Sullivan & Cromwell, special counsel to the Borrower and
     (ii) Kenneth Munoz, Executive Vice President, Business Affairs, and General Counsel to the Borrower, each of which shall be in form and substance reasonably satisfactory to the Administrative Agent.

          (h) All limited partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Second Amendment shall be satisfactory in form and substance to the Administrative Agent.

          26. Representations and Warranties. After giving effect to the amendments contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in
Section 4 of the Credit Agreement; provided that each reference in such Section 4 to "this Agreement" shall be deemed to be a reference both to this Second Amendment and to the Credit Agreement as amended by this Second Amendment.

          27. Continuing Effect; No Other Amendments. Except as expressly amended or waived hereby, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. The amendments contained herein shall not constitute an amendment or waiver of any other provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein.

          28. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Second Amendment.

          29. Releases.  On the Effective Date, if so requested by the Borrower,
(i) each Lender to which the Borrower has delivered a Term Note shall release and return the same to the Borrower (or provide an appropriate indemnity), and
(ii) the Administrative Agent shall release and deliver to the Borrower one or more mortgages included in the MSG Mortgage in the aggregate principal amount of $350,000,000.

          30. Counterparts. This Second Amendment may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          31. GOVERNING LAW. THIS SECOND AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Second Amendment to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.


                                        MADISON SQUARE GARDEN, L.P.

                                        By: MSG EDEN CORPORATION,
                                             its General Partner


                                        By:___________________________________
                                          Title:

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender


                                        By:___________________________________
                                           Title:

                                        LTCB TRUST COMPANY


                                        By:___________________________________
                                           Title:


                                        GENERAL ELECTRIC CAPITAL SERVICES


                                        By:___________________________________
                                           Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH


                                        By:___________________________________
                                           Title:


                                        ROYAL BANK OF CANADA


                                        By:___________________________________
                                           Title:


                                        CORESTATES BANK, N.A.


                                        By:___________________________________
                                           Title:


                                        THE SAKURA BANK, LIMITED


                                        By:___________________________________
                                           Title:

                                        BANKERS TRUST COMPANY


                                        By:___________________________________
                                           Title:


                                        BANK OF MONTREAL, CHICAGO BRANCH


                                        By:___________________________________
                                           Title:


                                        BANKBOSTON, N.A.


                                        By:___________________________________
                                           Title:


                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH


                                        By:___________________________________
                                           Title:


                                        THE BANK OF NOVA SCOTIA


                                        By:___________________________________
                                           Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By:___________________________________
                                           Title:

                                        SOCIETE GENERALE, NEW YORK BRANCH


                                        By:___________________________________
                                           Title:


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:___________________________________
                                           Title:


                                        NATIONSBANK OF TEXAS, N.A.


                                        By:___________________________________
                                           Title:


                                        BARCLAYS BANK PLC


                                        By:___________________________________
                                           Title:

                                        THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH


                                        By:___________________________________
                                           Title:


                                        FLEET BANK, N.A.


                                        By:___________________________________
                                           Title:




                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:___________________________________
                                           Title:


                                        THE BANK OF NEW YORK


                                        By:___________________________________
                                           Title:


                                        BANQUE PARIBAS


                                        By:___________________________________
                                           Title:


                                        By:___________________________________
                                           Title:


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                        By:___________________________________
                                           Title:


                                        By:___________________________________
                                           Title:


                                        TORONTO DOMINION (NEW YORK), INC.


                                        By:___________________________________
                                           Title:


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:___________________________________
                                           Title:

                                     WAIVER

          Waiver, dated as of December 4, 1997 (this "Waiver"), to the Credit Agreement, dated as of June 6, 1997 (as amended by the First Amendment, dated as of November 5, 1997, and as may be further amended, supplemented or otherwise modified from time to time, the "Credit Agreement"), among MADISON SQUARE GARDEN, L.P., a Delaware limited partnership (the "Borrower"), the several lenders from time to time parties thereto (the "Lenders"), THE CHASE MANHATTAN BANK, a New York banking corporation, as administrative agent for the Lenders thereunder (in such capacity, the "Administrative Agent"), TORONTO DOMINION (NEW YORK), INC., as documentation agent for the Lenders thereunder and THE BANK OF NOVA SCOTIA, as syndication agent for the Lenders thereunder.

                             W I T N E S S E T H :


          WHEREAS, pursuant to the Credit Agreement, the Lenders have agreed to make, and have made, certain Loans to the Borrower; and

          WHEREAS, the Borrower is contemplating an acquisition of certain entertainment operations utilizing Radio City Music Hall, which acquisition would currently not be permitted under the Credit Agreement;

          WHEREAS, the Borrower has requested that the Lenders waive and the Lenders have agreed to waive, upon the terms and subject to the conditions set forth below, any default or event of default that would otherwise occur as a result of such acquisition;

          NOW, THEREFORE, the parties hereto hereby agree as follows:

          1. Defined Terms. As used herein, terms defined in this Waiver or in the Credit Agreement are used herein as so defined.

          2. Waiver. The Lenders hereby waive any Default or Event of Default that would otherwise occur as a result of the direct or indirect acquisition (the "Acquisition") by the Borrower from the Rockefeller Group Inc. of the entertainment operations which comprise Radio City Productions; provided, that the aggregate consideration payable by the Borrower for the Acquisition shall not exceed $75,000,000; and provided, further, that within 45 days of the Effective Date (as defined below) the parties hereto shall and, if necessary, shall cause their Subsidiaries to, enter into amendments, joinders and other appropriate modifications to the Credit Documents in connection with the Acquisition to, among other things, ensure to the reasonable satisfaction of the Administrative Agent that the Borrower provides to the Administrative Agent, for the benefit of the Lenders, a security interest in any assets it acquires as a result of the Acquisition and that all entities which become Subsidiaries of the Borrower as a result of the Acquisition become parties to the appropriate Security Documents.

          3. Effectiveness. The waivers provided for herein shall become effective on the date (the "Effective Date") of satisfaction of the following condition precedent:

          (a) The Administrative Agent shall have received counterparts of this Waiver, duly executed and delivered by the Borrower and each of the other parties hereto.

          (b) The Administrative Agent shall have received a certificate from an officer of the General Partner stating that no governmental or third party approvals (including from the NBA or NHL) are required to be obtained in connection with this Waiver.

          (c) All limited partnership and other proceedings, and all documents, instruments and other legal matters in connection with the transactions contemplated by this Waiver shall be satisfactory in form and substance to the Administrative Agent.

          4. Representations and Warranties. After giving effect to the waivers contained herein, on the Effective Date, the Borrower hereby confirms, reaffirms and restates the representations and warranties set forth in Section 4 of the Credit Agreement (other than, solely with respect to the Default or Event of Default which is the subject of this Waiver, the representation and warranty that no Default or Event of Default has occurred and is continuing); provided that each reference in such Section 4 to "this Agreement" shall be deemed to be a reference both to this Waiver and to the Credit Agreement as modified by this Waiver.

          5. Continuing Effect; No Other Waivers or Amendments. Except as expressly stated herein, all of the terms and provisions of the Credit Agreement and the other Credit Documents are and shall remain in full force and effect. The waivers contained herein shall not constitute a waiver or amendment of any other provision of the Credit Agreement or the other Credit Documents or for any purpose except as expressly set forth herein.

          6. No Default. No Default or Event of Default shall have occurred and be continuing as of the Effective Date after giving effect to this Waiver.

          7. Counterparts. This Waiver may be executed in any number of counterparts by the parties hereto, each of which counterparts when so executed shall be an original, but all the counterparts shall together constitute one and the same instrument.

          8. GOVERNING LAW. THIS WAIVER SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

          IN WITNESS WHEREOF, the parties have caused this Waiver to be duly executed and delivered by their respective proper and duly authorized officers as of the day and year first above written.

                                        MADISON SQUARE GARDEN, L.P.

                                        By: MSG EDEN CORPORATION,
                                              its General Partner


                                        By:____________________________________
                                          Title:

                                        THE CHASE MANHATTAN BANK,
                                        as Administrative Agent and as a Lender


                                        By:____________________________________
                                           Title:


                                        LTCB TRUST COMPANY


                                        By:____________________________________
                                           Title:


                                        GENERAL ELECTRIC CAPITAL SERVICES


                                        By:____________________________________
                                           Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED,
                                        NEW YORK BRANCH


                                        By:____________________________________
                                           Title:

                                        ROYAL BANK OF CANADA


                                        By:____________________________________
                                           Title:


                                        CORESTATES BANK, N.A.


                                        By:____________________________________
                                           Title:


                                        THE SAKURA BANK, LIMITED


                                        By:____________________________________
                                           Title:


                                        BANKERS TRUST COMPANY


                                        By:____________________________________
                                           Title:


                                        BANK OF MONTREAL, CHICAGO BRANCH


                                        By:____________________________________
                                           Title:


                                        BANKBOSTON, N.A.


                                        By:____________________________________
                                           Title:


                                        THE FUJI BANK, LIMITED, NEW YORK
                                        BRANCH


                                        By:____________________________________
                                           Title:

                                        THE BANK OF NOVA SCOTIA


                                        By:____________________________________
                                           Title:


                                        THE MITSUBISHI TRUST AND BANKING
                                        CORPORATION


                                        By:____________________________________
                                           Title:


                                        SOCIETE GENERALE, NEW YORK BRANCH


                                        By:____________________________________
                                           Title:


                                        PNC BANK, NATIONAL ASSOCIATION


                                        By:____________________________________
                                           Title:


                                        NATIONSBANK OF TEXAS, N.A.


                                        By:____________________________________
                                           Title:


                                        BARCLAYS BANK PLC


                                        By:____________________________________
                                           Title:


                                        THE SUMITOMO BANK, LIMITED, NEW
                                        YORK BRANCH


                                        By:____________________________________
                                           Title:


                                        FLEET BANK, N.A.


                                        By:____________________________________
                                           Title:

                                        CREDIT LYONNAIS NEW YORK BRANCH


                                        By:____________________________________
                                           Title:


                                        THE BANK OF NEW YORK


                                        By:____________________________________
                                           Title:


                                        BANQUE PARIBAS


                                        By:____________________________________
                                           Title:


                                        By:____________________________________
                                           Title:


                                        BANQUE FRANCAISE DU COMMERCE
                                        EXTERIEUR


                                        By:____________________________________
                                           Title:



                                        By:____________________________________
                                           Title:


                                        TORONTO DOMINION (NEW YORK), INC.



                                        By:____________________________________
                                           Title:


                                        UNION BANK OF CALIFORNIA, N.A.


                                        By:____________________________________
                                           Title: